UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C. 20549
                    -----------------------

                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12 (b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                 -------------------------------

               PHOTOVOLTAIC SOLAR CELLS, INC.
-------------------------------------------------------------------------------
          (Exact name of Registrant specified in charter)

          Nevada                                  20-8753132
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


4115 Bandy Blvd., Unit A-7, Ft Pierce, Florida                       34981
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)

Securities registered pursuant to Section 12(b) of the Act:     NONE

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. _____

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.       _ X__

Securities Act registration statement file number to which this form relates:
333-144377 (if applicable)

Securities registered pursuant to Section 12(g) of the Act:

               Common Stock, par value $.0001 per share
--------------------------------------------------------------------------------
     (Title of class)

               INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.

     The description of the securities to be registered hereby is incorporated by reference to the description contained in the Registrant's Registration Statement on Form SB 2, SEC File No. 333-144377, as filed with the Securities and Exchange Commission (the "Commission") on July 6, 2007.

Item 2.   Exhibits.

     1. Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.01 to the Registrant's Registration Statement on Form SB-2, SEC File No. 333-144377).

     2.      By Laws of the Registrant (incorporated by reference to Exhibit
3.02 to the Registrant's Registration Statement on Form SB-2, SEC File
No. 333-144377).

     3. Form of common stock certificate (incorporated by reference to Exhibit 4.01 to the Registrant's Registration Statement on Form SB-2,
SEC File No. 333-144377).

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       PHOTOVOLTAIC SOLAR CELLS, INC.


July 23, 2007                          By:  /s/ Lawrence F. Curtin
                                       -----------------------------------
                                       Lawrence F. Curtin, President